====================================================================
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                December 29, 2000
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)

                                 MSC GROUP, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                29/31 Gul Avenue
                                 Singapore City
                                Singapore 629699
                    ----------------------------------------
                    (Address of principal executive offices)

                                 011 65 863 6626
                         ------------------------------
                         (Registrant's telephone number)

    Delaware               0-29693                    52-2217569
--------------          ------------                    -------------------
(State  or  other          (Commission          (I.R.S.  Employer
jurisdiction  of          File  Number)          Identification  No.)
incorporation)


                        EASTWARD ACQUISITION CORPORATION
                               1504 R Street, N.W.
                             Washington, D.C. 20009
                        --------------------------------
                        (Former name and former address)

ITEM  7.     FINANCIAL  STATEMENTS

Filed herewith are the financial statements that relate to the Company's Form 8-K filed with the Securities and Exchange Commission on January 17, 2001.




                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS
                                    --------


PAGE        1  INDEPENDENT AUDITORS' REPORT

PAGE        2  CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2001

PAGE        3  CONSOLIDATED STATEMENTS OF OPERATIONS AND
               COMPREHENSIVE LOSS FOR THE YEAR ENDED MARCH 31,
               2001 AND FOR THE PERIODS FROM DECEMBER 31, 1999
               (INCEPTION) TO MARCH 31, 2000 AND DECEMBER 31, 1999
               (INCEPTION) TO MARCH 31, 2001

PAGE        4  CONSOLIDATED STATEMENT OF CHANGES IN
               STOCKHOLDERS' EQUITY FROM DECEMBER 31, 1999
               (INCEPTION) TO MARCH 31, 2001

PAGE        5  CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE
               YEAR ENDED MARCH 31, 2001 AND FOR THE PERIODS
               FROM DECEMBER 31, 1999 (INCEPTION) TO MARCH 31, 2000
               AND DECEMBER 31, 1999 (INCEPTION) TO MARCH 31, 2001

 PAGES   6-11  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF
               MARCH 31, 2001

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To  the  Board  of  Directors  of:
MSC  Group,  Inc.
(A  development  stage  company)

We have audited the accompanying consolidated balance sheet of MSC Group, Inc. and subsidiaries (a development stage company) as of March 31, 2001 and the related consolidated statements of operations and comprehensive loss, changes in stockholders' equity and cash flows for the year ended March 31, 2001 and for the periods from December 31, 1999 (inception) to March 31, 2000 and December 31, 1999 (inception) to March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MSC Group, Inc. and subsidiaries as of March 31, 2001 and the results of their operations and their cash flows for the year ended March 31, 2001 and for the periods from December 31, 1999 (inception) to March 31, 2000 and December 31, 1999 (inception) to March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company's accumulated losses of $938,725 and accumulated operating cash flow deficiency of $874,137 raise substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEINBERG  &  COMPANY,  P.A.


Los  Angeles,  CA
August  8,  2001

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001
                            ------------------------

                                            ASSETS
                                            ------


CURRENT ASSETS
Cash                                                                              $  174,651
Other current receivables                                                             81,368
                                                                                 -----------
Total Current Assets                                                                 256,019
                                                                                 -----------
PROPERTY AND EQUIPMENT, NET                                                           77,019
                                                                                 -----------

TOTAL ASSETS                                                                      $  333,038
------------                                                                     ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


CURRENT LIABILITIES
Accrued liabilities                                                              $  109,127
Current portion of capitalized lease                                                  4,466
                                                                                 -----------
Total Current Liabilities                                                           113,593
                                                                                 -----------

Long-term Portion of Capitalized Lease                                                8,447
                                                                                 -----------
TOTAL LIABILITIES                                                                   122,040
                                                                                 -----------
STOCKHOLDERS' EQUITY
Preferred Stock, $.0001 par value, 20,000,000 shares authorized, none issued and
 Outstanding                                                                              -
Common stock, $.0001 par value, 100,000,000 shares authorized, 20,500,000
 shares issued and outstanding                                                        2,050
Additional paid in capital                                                        1,140,000
Accumulated deficit during development stage                                       (938,725)
Accumulated other comprehensive income                                                7,673
                                                                                 -----------
Total Stockholders' Equity                                                          210,998
                                                                                 -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $  333,038
-------------------------------------------                                      ===========


           See accompanying notes to consolidated financial statement.
                                      -2-

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIATED STATEMENTS OF OPERATIONS
                      ------------------------------------
                             AND COMPREHENSIVE LOSS
                             ----------------------


                                                          For the Period    For the Period
                                                                From          From
                                          For the Year   December 31, 1999  December 31, 1999
                                             Ended        (Inception) to    (Inception) to
                                         March 31, 2001    March 31, 2000    March 31, 2001
                                        ----------------  ----------------  ----------------
REVENUES                                $             -   $             -   $             -
                                        ----------------  ----------------  ----------------
OPERATING EXPENSES
Selling, general and administrative             912,448            26,277           938,725
                                        ----------------  ----------------  ----------------
Total Operating Expenses                        912,448            26,277           938,725
                                        ----------------  ----------------  ----------------
NET LOSS                                       (912,448)          (26,277)         (938,725)
--------

OTHER COMPREHENSIVE INCOME
Gain on foreign currency translation              7,673                 -             7,673
                                        ----------------  ----------------  ----------------
TOTAL COMPREHENSIVE LOSS                $      (904,775)  $       (26,277)  $      (931,052)
-------------------------               ================  ================  ================


Net loss per share - basic and diluted  $         (.045)            (.001)            (.047)
                                        ================  ================  ================
Weighted average number of shares
 outstanding - basic and diluted             20,126,374        20,000,000        20,100,877
                                        ================  ================  ================

        See accompanying notes to consolidated financial statement.

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FROM DECEMBER 31, 1999 (INCEPTION) TO MARCH 31, 2001
              ----------------------------------------------------

                                                                     Deficit
                                                                     Accumulated    Accumulated
                                                        Additional   During         Other
                                       Common Stock      Paid-In     Development    Comprehensive
                                     Shares    Amount    Capital     Stage          Income         Total
                                   ----------  -------  ----------  -------------   ---------  ----------
Common stock issuance              20,000,000  $ 2,000  $1,140,000  $       -        $     -   $ 1,142,000

Net loss for the period from
 December 31, 1999 (inception) to
 March 31, 2000                                                       (26,277)                    (26,277)
                                   ----------  -------  ----------  -------------   ---------  ----------

Balance, March 31, 2000            20,000,000    2,000   1,140,000    (26,277)            -     1,115,723

Recapitalization:
Stock issued to Eastward
Acquisition corporation
Stockholders                          500,000       50                                                 50

Other comprehensive income                                                            7,673         7,673

Net loss for year ended
March 31, 2001                                                        (912,448)                  (912,448)
                                   ----------  -------  ----------  -------------   ---------  -----------
BALANCE, MARCH 31, 2001            20,500,000  $ 2,050  $1,140,000  $(938,725)      $ 7,673    $  210,998
------------------------           ==========  =======  ==========  =============   =========  ===========

  See accompanying notes to consolidated financial statement.

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FROM DECEMBER 31, 1999 (INCEPTION) TO MARCH 31, 2001
              ----------------------------------------------------

                                                                For the Period      For the Period
                                                                From                From
                                              For the Year      December 31, 1999   December 31, 1999
                                                  Ended        (Inception) to      (Inception) to
                                               March 31, 2001   March 31, 2000      March 31, 2001
                                              ----------------  ----------------  ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                      $      (912,448)  $       (26,277)  $      (938,725)
Depreciation                                           14,609                 -            14,609
Changes in operating assets and liabilities:
Increase in other receivables                         (81,368)                -           (81,368)
Increase in accrued liabilities                       105,068            26,279           131,347
                                              ----------------  ----------------  ----------------
Net Cash Used In Operating Activities                (874,139)                2          (874,137)
                                              ----------------  ----------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property                                  (95,241)                -           (95,241)
                                              ----------------  ----------------  ----------------
Net Cash Used In Investing Activities                 (95,241)                -           (95,241)
                                              ----------------  ----------------  ----------------


CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock                                1,151,702                 -         1,151,702
                                              ----------------  ----------------  ----------------
Net Cash Provided By Financing Activities           1,151,702                 -         1,151,702
                                              ----------------  ----------------  ----------------

INCREASE IN CASH AND CASH
 EQUIVALENTS PRIOR TO EFFECT OF
 FOREIGN CURRENCY TRANSLATION                         182,322                 2           182,324

FOREIGN CURRENCY TRANSLATION                           (7,673)                -            (7,673)
                                              ----------------  ----------------  ----------------
INCREASE IN CASH AND CASH
 EQUIVALENTS                                          174,649                 2           174,651

CASH AND CASH EQUIVALENTS -
 BEGINNING OF PERIOD                                        2                 -                 -
                                              ----------------  ----------------  ----------------
CASH AND CASH EQUIVALENTS - END
 OF PERIOD                                    $       174,651   $             2   $       174,651
----------                                    ================  ================  =================

  See accompanying notes to consolidated financial statement.

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001
                              --------------------



NOTE  1     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  AND  ORGANIZATION
-------     -----------------------------------------------------------------

(A)  ORGANIZATION
-----------------

MSC Group, Inc., formerly Eastward Acquisition Corporation (a development stage company), ("the Company") was incorporated in the Delaware on March 24, 1999. On December 29, 2000, the Company effected a reorganization by acquiring all the outstanding common stock of Milling Systems & Concepts Private Limited ("MSC") a Singapore corporation incorporated on December 31, 1999 and its wholly owned subsidiary MSC Technologies Pte. Ltd. for 20,000,000 shares of common stock. The acquisition has been treated as an acquisition of the Company by MSC and as a recapitalization of the Company for accounting purposes. Accordingly, the financial statements include the balance sheet, which consists of the net assets of the Company and MSC at historical cost, and the statements of operations of MSC for the periods presented and of the Company from the date of reorganization. As a result of the merger the Company has adopted the March 31 fiscal year of MSC.

Activities during the development stage include raising capital and implementing its business plan.

The Company's wholly owned subsidiary MSC is involved in providing integrated and internet enabled manufacturing solutions. The Company intends to market its manufacturing solutions in the NAFTA, Europe and Asia-Pacific region.

(B)  PRINCIPLES  OF  CONSOLIDATION
----------------------------------

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

(C)  USE  OF  ESTIMATES
-----------------------

In preparing financial statements in conformity with United States generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001
                              --------------------

(D)  CASH  AND  CASH  EQUIVALENTS
---------------------------------

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(E)  PROPERTY  AND  EQUIPMENT
-----------------------------

Property and equipment are stated at cost and depreciated using the strait line method over the estimated economic useful life of 2 to 5 years. Maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

(F)  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
--------------------------------------------

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation. The carrying amounts of the Company's other receivables, accrued liabilities and capital lease payable approximates their fair value.

(G)  INCOME  TAXES
------------------

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There was no current or deferred income tax expense (benefit) recorded for the period ended March 31, 2001.

(H)  LOSS  PER  SHARE
---------------------

Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share". There were no common stock equivalents at March 31, 2001.

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001
                              --------------------
(I)  BUSINESS  SEGMENTS
-----------------------

The  Company  applies  Statement  of  Financial  Accounting  Standards  No.  131
"Disclosures about Segments of an Enterprise and Related Information." The Company operates in one segment and therefore segment information is not presented.

(J)  NEW  ACCOUNTING  PRONOUNCEMENTS
------------------------------------

The Financial Accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 133, as amended by Statements No. 137 and 138, "Accounting for Derivative Instruments and Hedging Activities" establishes accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000.

The Company believes that its adoption of these pronouncements will not have any effect on the Company's financial position or results of operations.

(K)  FOREIGN  CURRENCY  TRANSLATION
-----------------------------------

The accounts of the Company's Singapore subsidiary are translated in accordance with Statement of Financial Accounting Standard No. 52, which requires that foreign currency assets and liabilities be translated using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average rates prevailing throughout the period. The effects of unrealized exchange rate fluctuations on translating foreign currency assets and liabilities into U.S. dollars are accumulated as the accumulated other comprehensive adjustment in shareholders' equity

NOTE  2     PROPERTY  AND  EQUIPMENT
-------     ------------------------

Property  and  equipment  as  of  March  31,  2001  consisted  of the following:

                    Plant and equipment             $   28,176
                    Furniture and fixtures              19,951
                    Computer equipment                  43,501
                                                        91,628
                                                       --------
                    Less: accumulated depreciation      14,609
                                                       --------
                    Property and equipment - net    $   77,019
                                                        =======

Depreciation  expense  for  the  year  ended  March  31,  2001  was  $14,609.

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001
                              --------------------

NOTE  3     CAPITALIZED  LEASE  AGREEMENTS
-------     ------------------------------

The Company leases office equipment under capital lease agreements. The capitalized lease costs and accumulated amortization of such equipment was $14,393 and $460, respectively at March 31, 2001.

Future minimum lease payments under the capital lease are as follows at March 31, 2001:

                       Total lease payments              $     14,393
                       Less: interest portion                  (1,480)
                                                              --------
                      Obligation under capital lease     $     12,913
                                                              ========

Required payments of principal on capitalized leases at March 31, 2001, including current maturities, are summarized as follows:

                                            2002     $  4,466
                                            2003        4,468
                                            2004          878
                                            2005          878
                                            2006        2,223
                                                     ------------
                                                     $ 12,913
                                                     ============

Interest  expense  for  the  year  ended  March  31,  2001  was  $559.

NOTE  4     EQUITY
-------     ------

Preferred  Stock
----------------

The Company is authorized to issue 20,000,000 shares of preferred stock at $.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of March 31, 2001, the Company had not issued any preferred stock.

Common  Stock
-------------

The Company is authorized to issue 100,000,000 shares of common stock at $.0001 par value. The Company previously known as Eastward Acquisition Corporation (See Note 1 (A) ) issued 5,000,000 shares at inception. On December 29, 2000, the Company issued 20,000,000 shares to acquire all the outstanding shares of MSC and its wholly owned subsidiary. In conjunction with this acquisition the Company repurchased 4,500,000 shares from its previous principal shareholder for $450 and subsequently retired such shares. As a result 20,500,000 shares of common stock were outstanding at March 31, 2001

                        MSC GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001
                              --------------------

NOTE  5     COMMITMENTS
-------     -----------

On October 8, 2000, the Company entered into a six-month lease agreement for the rental of 10,000 square feet in Singapore. The monthly rental is $5,540 US. Within a six-month period the Company was to enter into a sales and purchase agreement to acquire the building from the landlord (See Note 9).

If the Company fails to enter into a purchase agreement, it is obligated to pay $100,000 (Singapore), $55,400 US as damages. The purchase price for the property shall be agreed to by both parties at a price no less than the market valuation of $6,000,000 (Singapore), $3,324,000 US.

NOTE  6     AGREEMENTS
-------     ----------

On July 31, 2000, the Company signed an agreement with TPG Capital ("TPG"), a related entity (See Note 7). The agreement called for TPG to provide among other things, professional services relating to Securities and Exchange Commission filings and other securities matters.

NOTE  7     RELATED  PARTIES
-------     ----------------

TPG is a stockholder of the Company. Legal services to the Company were provided by a firm whose principal stockholder is the controlling stockholder of TPG.

NOTE  8     GOING  CONCERN
-------     --------------

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has accumulated losses from operations of $938,725 and an operating cash flow deficiency of $874,139 as of March 31, 2001. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company anticipates raising additional capital through the issuance of debt and/or equity securities. Additionally, management anticipates that operations which will commence in the fiscal year ending March 31, 2002 will generate profits to absorb overhead expenses.

NOTE  9     SUBSEQUENT  EVENTS
-------     ------------------

On April 8, 2001, the Company entered into an agreement with its landlord to extend the date to acquire the property described in Note 5 from April 8, 2001 to December 31, 2001.

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         MSC  GROUP,  INC.

                         By:   /S/ STEVEN MOK
                               Steven  Mok
                               President


Date:   October  26,  2001